Exhibit 99

                            Goldman, Sachs & Co.
                                WFMBS 2004-Z
                            As of October 1, 2004
        Jumbo and with SilentSeconds Jumbo and without SilentSeconds

Selection Criteria: Jumbo and with SilentSeconds
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only

1. Stats

Count: 447
Current Balance: $242,941,035
Average Current Balance: $543,492
Gross Weighted Average Mortgage Interest Rate: 4.77615%
Net Weighted Average Mortgage Interest Rate: 4.51615%
Original Term: 360
Remaining Term: 360
Age: 0
Weighted Average Original Loan-to-Value Ratio: 72.08%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.776%
Months to First Adjustment Date: 60
Weighted Average FICO Score: 737
Percentage of Interest Only Loans: 83.036%


2. ARM Type

--------------------------------------------------------------------------------
ARM Type                                    Count          Balance      Percent
--------------------------------------------------------------------------------
5/1 ARMs                                      447     $242,941,035       100.00%
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


3. Balance

--------------------------------------------------------------------------------
Balance                                     Count          Balance      Percent
--------------------------------------------------------------------------------
Non - Conforming                              447     $242,941,035       100.00%
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


4. Original Principal Balance

--------------------------------------------------------------------------------
Original Principal Balance                  Count          Balance      Percent
--------------------------------------------------------------------------------
$300,000.01 to $400,000.00                    135      $50,380,757        20.70%
$400,000.01 to $500,000.00                    115       51,637,038         21.3
$500,000.01 to $600,000.00                     78       43,141,230         17.8
$600,000.01 to $700,000.00                     54       34,568,450         14.2
$700,000.01 to $800,000.00                     15       11,483,807          4.7
$800,000.01 to $900,000.00                     10        8,478,736          3.5
$900,000.01 to $1,000,000.00                   32       31,541,225           13
$1,000,000.01 and over                          8       11,709,793          4.8
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


5. Current Mortgage Interest Rate

--------------------------------------------------------------------------------
Current Mortgage Interest Rate              Count          Balance      Percent
--------------------------------------------------------------------------------
2.500% to 2.749%                                1         $400,000         0.20%
3.250% to 3.499%                                1          429,973          0.2
3.500% to 3.749%                                2        1,292,100          0.5
3.750% to 3.999%                                5        2,746,116          1.1
4.000% to 4.249%                               26       14,047,295          5.8
4.250% to 4.499%                               37       21,108,309          8.7
4.500% to 4.749%                               83       45,418,084         18.7
4.750% to 4.999%                              141       77,120,272         31.7
5.000% to 5.249%                               90       49,217,923         20.3
5.250% to 5.499%                               54       27,263,907         11.2
5.500% to 5.749%                                7        3,897,055          1.6
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

--------------------------------------------------------------------------------
Remaining Terms to Stated Maturity          Count          Balance      Percent
--------------------------------------------------------------------------------
355                                             1         $429,973         0.20%
357                                             3        1,804,204          0.7
358                                             2        1,067,131          0.4
359                                            13        6,326,796          2.6
360                                           428      233,312,932           96
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio                Count          Balance      Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                              28      $20,272,942         8.30%
50.001% to 60.000%                             25       17,996,572          7.4
60.001% to 70.000%                             48       34,040,766           14
70.001% to 75.000%                             40       28,337,326         11.7
75.001% to 80.000%                            303      141,076,919         58.1
80.001% to 85.000%                              1          429,973          0.2
85.001% to 90.000%                              2          786,535          0.3
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


8. FICO Score

--------------------------------------------------------------------------------
FICO Score                                  Count          Balance      Percent
--------------------------------------------------------------------------------
620 to 649                                      8       $4,561,558         1.90%
650 to 679                                     23       13,718,927          5.6
680 to 719                                    109       59,259,415         24.4
720 to 759                                    152       81,875,998         33.7
760 to 849                                    155       83,525,137         34.4
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


9. Geographic Areas

--------------------------------------------------------------------------------
Geographic Areas                            Count          Balance      Percent
--------------------------------------------------------------------------------
AZ                                             10       $5,585,274         2.30%
CA                                            174       96,342,690         39.7
CO                                             12        7,377,560            3
CT                                              7        5,096,681          2.1
DC                                              4        2,831,341          1.2
FL                                              8        4,277,464          1.8
GA                                              6        3,325,577          1.4
HI                                              1        1,000,000          0.4
IA                                              1          860,000          0.4
IL                                             23       11,606,004          4.8
IN                                              1          543,200          0.2
KS                                              1          648,000          0.3
KY                                              2          961,069          0.4
MA                                             17        7,766,296          3.2
MD                                             23       11,237,040          4.6
MI                                              4        2,286,177          0.9
MN                                             15        8,515,002          3.5
MO                                              1          880,000          0.4
MT                                              1          550,000          0.2
NC                                              6        3,361,620          1.4
NH                                              1          750,000          0.3
NJ                                             28       16,114,999          6.6
NM                                              1          700,000          0.3
NV                                              6        2,926,829          1.2
NY                                             10        8,013,500          3.3
OH                                              3        1,180,980          0.5
OR                                              1          388,000          0.2
PA                                              7        3,272,829          1.3
SC                                              7        3,021,850          1.2
TN                                              1          384,527          0.2
TX                                              2        1,436,750          0.6
UT                                              1        1,000,000          0.4
VA                                             45       20,826,513          8.6
WA                                             16        7,504,611          3.1
WI                                              1          368,651          0.2
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


10. Index

--------------------------------------------------------------------------------
Index                                       Count          Balance      Percent
--------------------------------------------------------------------------------
1CM                                           447     $242,941,035       100.00%
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


11. Gross Margin

--------------------------------------------------------------------------------
Gross Margin                                Count          Balance      Percent
--------------------------------------------------------------------------------
2.75%                                         447     $242,941,035       100.00%
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


12. Rate Ceiling

--------------------------------------------------------------------------------
Rate Ceiling                                Count          Balance      Percent
--------------------------------------------------------------------------------
7.500% to 7.999%                                1         $400,000         0.20%
8.000% to 8.499%                                1          429,973          0.2
8.500% to 8.999%                                7        4,038,216          1.7
9.000% to 9.499%                               63       35,155,604         14.5
9.500% to 9.999%                              224      122,538,356         50.4
10.000% to 10.499%                            144       76,481,830         31.5
10.500% to 10.999%                              7        3,897,055          1.6
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


13. Months to First Adjustment Date

--------------------------------------------------------------------------------
Months to First Adjustment Date             Count          Balance      Percent
--------------------------------------------------------------------------------
55                                              1         $429,973         0.20%
57                                              3        1,804,204          0.7
58                                              2        1,067,131          0.4
59                                             13        6,326,796          2.6
60                                            370      202,618,383         83.4
61                                             58       30,694,549         12.6
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


14. Delinquency

--------------------------------------------------------------------------------
Delinquency                                 Count          Balance      Percent
--------------------------------------------------------------------------------
Current                                       447     $242,941,035       100.00%
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


15. Property Type

--------------------------------------------------------------------------------
Property Type                               Count          Balance      Percent
--------------------------------------------------------------------------------
Single Family Detached                        371     $204,943,129        84.40%
Low-rise Condominium                           62       30,487,202         12.5
High-rise Condominium                           9        4,666,104          1.9
Multi-family - 2 Units                          3        1,729,000          0.7
Co-op                                           1          650,000          0.3
Planned Unit Development                        1          465,600          0.2
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


16. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                              Count          Balance      Percent
--------------------------------------------------------------------------------
Primary Residence                             419     $226,792,898        93.40%
Second Home                                    28       16,148,137          6.6
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


17. Purpose

--------------------------------------------------------------------------------
Purpose                                     Count          Balance      Percent
--------------------------------------------------------------------------------
Purchase                                      380     $200,963,219        82.70%
Rate-Term Refinance                            58       36,900,243         15.2
Cash-Out Refinance                              9        5,077,573          2.1
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


18. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                          Count          Balance      Percent
--------------------------------------------------------------------------------
Full Documentation                            284     $163,983,627        67.50%
Asset Only                                    131       64,258,923         26.5
No Doc                                         27       12,127,063            5
Income Only                                     5        2,571,422          1.1
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


19. Interest Only

--------------------------------------------------------------------------------
Interest Only                               Count          Balance      Percent
--------------------------------------------------------------------------------
Y                                             368     $201,729,124        83.00%
N                                              79       41,211,911           17
--------------------------------------------------------------------------------
Total:                                        447     $242,941,035       100.00%
--------------------------------------------------------------------------------


Selection Criteria: Jumbo and without SilentSeconds
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only

1. Stats

Count: 1,070
Current Balance: $561,659,091
Average Current Balance: $524,915
Gross Weighted Average Mortgage Interest Rate: 4.92149%
Net Weighted Average Mortgage Interest Rate: 4.66149%
Original Term: 360
Remaining Term: 360
Age: 0
Weighted Average Original Loan-to-Value Ratio: 70.05%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.921%
Months to First Adjustment Date: 60
Weighted Average FICO Score: 736
Percentage of Interest Only Loans: 72.120%


2. ARM Type

--------------------------------------------------------------------------------
ARM Type                                    Count          Balance      Percent
--------------------------------------------------------------------------------
5/1 ARMs                                    1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


3. Balance

--------------------------------------------------------------------------------
Balance                                     Count          Balance      Percent
--------------------------------------------------------------------------------
Non - Conforming                            1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


4. Original Principal Balance

--------------------------------------------------------------------------------
Original Principal Balance                  Count          Balance      Percent
--------------------------------------------------------------------------------
$300,000.01 to $400,000.00                    279     $103,358,548        18.40%
$400,000.01 to $500,000.00                    342      154,802,928         27.6
$500,000.01 to $600,000.00                    204      112,568,479           20
$600,000.01 to $700,000.00                    123       79,233,127         14.1
$700,000.01 to $800,000.00                     42       31,798,322          5.7
$800,000.01 to $900,000.00                     28       24,012,212          4.3
$900,000.01 to $1,000,000.00                   43       41,788,975          7.4
$1,000,000.01 and over                          9       14,096,500          2.5
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


5. Current Mortgage Interest Rate

--------------------------------------------------------------------------------
Current Mortgage Interest Rate              Count          Balance      Percent
--------------------------------------------------------------------------------
2.750% to 2.999%                                1         $624,800         0.10%
3.000% to 3.249%                                1          388,379          0.1
3.250% to 3.499%                                2          880,683          0.2
3.750% to 3.999%                                5        2,420,700          0.4
4.000% to 4.249%                               18        8,780,194          1.6
4.250% to 4.499%                               43       23,866,444          4.2
4.500% to 4.749%                              105       59,909,938         10.7
4.750% to 4.999%                              332      180,458,888         32.1
5.000% to 5.249%                              359      180,899,299         32.2
5.250% to 5.499%                              173       87,950,833         15.7
5.500% to 5.749%                               29       14,185,883          2.5
5.750% to 5.999%                                2        1,293,050          0.2
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

--------------------------------------------------------------------------------
Remaining Terms to Stated Maturity          Count          Balance      Percent
--------------------------------------------------------------------------------
240                                             1         $460,000         0.10%
344                                             1          359,426          0.1
345                                             2          856,132          0.2
355                                             1          419,921          0.1
356                                             2          910,314          0.2
357                                             6        3,070,029          0.5
358                                            10        5,080,019          0.9
359                                           107       53,923,005          9.6
360                                           940      496,580,245         88.4
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio                Count          Balance      Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                              73      $42,956,879         7.60%
50.001% to 60.000%                            119       66,036,998         11.8
60.001% to 70.000%                            256      144,532,742         25.7
70.001% to 75.000%                            143       77,795,316         13.9
75.001% to 80.000%                            454      220,042,048         39.2
80.001% to 85.000%                              6        2,371,383          0.4
85.001% to 90.000%                              8        3,216,602          0.6
90.001% to 95.000%                             10        3,817,125          0.7
95.001% to 100.000%                             1          890,000          0.2
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


8. FICO Score

--------------------------------------------------------------------------------
FICO Score                                  Count          Balance      Percent
--------------------------------------------------------------------------------
N/A                                             6       $2,590,152         0.50%
600 to 619                                      1          400,000          0.1
620 to 649                                     29       14,057,921          2.5
650 to 679                                     67       34,358,573          6.1
680 to 719                                    283      145,744,038         25.9
720 to 759                                    315      170,347,984         30.3
760 to 849                                    369      194,160,424         34.6
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


9. Geographic Areas

--------------------------------------------------------------------------------
Geographic Areas                            Count          Balance      Percent
--------------------------------------------------------------------------------
AL                                              1         $524,384         0.10%
AR                                              3        1,318,108          0.2
AZ                                             11        5,247,562          0.9
CA                                            618      331,330,702           59
CO                                             20       11,016,567            2
CT                                              9        4,375,006          0.8
DC                                              7        3,071,650          0.5
FL                                             13        5,906,260          1.1
GA                                              6        3,390,086          0.6
IA                                              2          828,400          0.1
ID                                              2          968,000          0.2
IL                                             33       16,517,095          2.9
KS                                              2        1,510,000          0.3
KY                                              1          473,900          0.1
MA                                             32       19,092,972          3.4
MD                                             42       20,556,070          3.7
ME                                              1          487,500          0.1
MI                                             15        7,282,982          1.3
MN                                             19        8,820,250          1.6
MO                                              4        1,531,176          0.3
MS                                              2        1,197,000          0.2
NC                                             13        7,033,047          1.3
NE                                              1          399,449          0.1
NH                                              1          434,400          0.1
NJ                                             31       16,367,611          2.9
NM                                              2          757,752          0.1
NV                                             11        5,303,511          0.9
NY                                             35       20,208,302          3.6
OH                                              9        4,422,780          0.8
OR                                              6        3,073,536          0.5
PA                                             13        6,092,549          1.1
SC                                              8        3,834,386          0.7
TN                                              1          365,000          0.1
TX                                             19       10,661,671          1.9
VA                                             52       24,660,675          4.4
WA                                             20       10,472,062          1.9
WI                                              4        1,726,693          0.3
WY                                              1          400,000          0.1
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


10. Index

--------------------------------------------------------------------------------
Index                                       Count          Balance      Percent
--------------------------------------------------------------------------------
1CM                                         1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


11. Gross Margin

--------------------------------------------------------------------------------
Gross Margin                                Count          Balance      Percent
--------------------------------------------------------------------------------
2.25%                                           1         $386,289         0.10%
2.75%                                       1,069      561,272,803         99.9
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


12. Rate Ceiling

--------------------------------------------------------------------------------
Rate Ceiling                                Count          Balance      Percent
--------------------------------------------------------------------------------
7.500% to 7.999%                                1         $624,800         0.10%
8.000% to 8.499%                                3        1,269,062          0.2
8.500% to 8.999%                                5        2,420,700          0.4
9.000% to 9.499%                               61       32,646,638          5.8
9.500% to 9.999%                              437      240,368,827         42.8
10.000% to 10.499%                            532      268,850,132         47.9
10.500% to 10.999%                             31       15,478,933          2.8
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


13. Months to First Adjustment Date

--------------------------------------------------------------------------------
Months to First Adjustment Date             Count          Balance      Percent
--------------------------------------------------------------------------------
44                                              1         $359,426         0.10%
45                                              2          856,132          0.2
55                                              1          419,921          0.1
56                                              2          910,314          0.2
57                                              6        3,070,029          0.5
58                                             10        5,080,019          0.9
59                                            107       53,923,005          9.6
60                                            900      478,195,492         85.1
61                                             41       18,844,753          3.4
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


14. Delinquency

--------------------------------------------------------------------------------
Delinquency                                 Count          Balance      Percent
--------------------------------------------------------------------------------
Current                                     1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


15. Property Type

--------------------------------------------------------------------------------
Property Type                               Count          Balance      Percent
--------------------------------------------------------------------------------
Single Family Detached                        892     $477,315,560        85.00%
Low-rise Condominium                          123       55,405,397          9.9
High-rise Condominium                          34       17,668,127          3.1
Multi-family - 2 Units                          8        4,890,150          0.9
Planned Unit Development                        8        3,497,619          0.6
Co-op                                           5        2,882,239          0.5
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


16. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                              Count          Balance      Percent
--------------------------------------------------------------------------------
Primary Residence                           1,007     $531,482,453        94.60%
Second Home                                    63       30,176,639          5.4
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


17. Purpose

--------------------------------------------------------------------------------
Purpose                                     Count          Balance      Percent
--------------------------------------------------------------------------------
Purchase                                      643     $336,785,023        60.00%
Rate-Term Refinance                           303      162,942,019           29
Cash-Out Refinance                            124       61,932,050           11
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


18. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                          Count          Balance      Percent
--------------------------------------------------------------------------------
Full Documentation                            701     $370,887,174        66.00%
Asset Only                                    312      160,854,461         28.6
Income Only                                    29       17,208,833          3.1
No Doc                                         28       12,708,624          2.3
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------


19. Interest Only

--------------------------------------------------------------------------------
Interest Only                               Count          Balance      Percent
--------------------------------------------------------------------------------
Y                                             750     $405,068,827        72.10%
N                                             320      156,590,265         27.9
--------------------------------------------------------------------------------
Total:                                      1,070     $561,659,091       100.00%
--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. The accuracy of the second lien data cannot be verified by
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Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. This material is not to
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statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including in cases where the material does not pertain to securities that
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


From: Feingold, Jessica
Sent: Monday, November 08, 2004 6:10 PM
To:
Cc: Okudo, Melkizedeck; Kuzmanov, Anton; DeGiacinto, Clayton
Subject: FW: wfmbs 04z jumbo silent seconds


         "The collateral information in this material supersedes in its entirety the collateral information in the material sent to you earlier today. Please discard the earlier material and rely only on the collateral information in this material."


                  This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based
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                  represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to
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                  securities, futures, or options mentioned in this material may be obtained upon request.

               Goldman, Sachs & Co.
                   WFMBS 2004-Z
               As of October 1, 2004

Selection Criteria: Jumbo
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only

1. Stats

Count: 1,517
Current Balance: $804,600,126
Average Current Balance: $530,389
Gross Weighted Average Mortgage Interest Rate: 4.87761%
Net Weighted Average Mortgage Interest Rate: 4.61761%
Original Term: 360
Remaining Term: 360
Age: 0
Weighted Average Original Loan-to-Value Ratio: 70.67%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.878%
Months to First Adjustment Date: 60
Weighted Average FICO Score: 736
Percentage of Interest Only Loans: 75.416%


2. ARM Type

--------------------------------------------------------------------------------
ARM Type                                    Count          Balance      Percent
--------------------------------------------------------------------------------
5/1 ARMs                                    1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


3. Balance

--------------------------------------------------------------------------------
Balance                                     Count          Balance      Percent
--------------------------------------------------------------------------------
Non - Conforming                            1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


4. Original Principal Balance

--------------------------------------------------------------------------------
Original Principal Balance                  Count          Balance      Percent
--------------------------------------------------------------------------------
$300,000.01 to $400,000.00                    414     $153,739,305        19.10%
$400,000.01 to $500,000.00                    457      206,439,966         25.7
$500,000.01 to $600,000.00                    282      155,709,709         19.4
$600,000.01 to $700,000.00                    177      113,801,577         14.1
$700,000.01 to $800,000.00                     57       43,282,129          5.4
$800,000.01 to $900,000.00                     38       32,490,948            4
$900,000.01 to $1,000,000.00                   75       73,330,200          9.1
$1,000,000.01 and over                         17       25,806,293          3.2
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


5. Current Mortgage Interest Rate

--------------------------------------------------------------------------------
Current Mortgage Interest Rate              Count          Balance      Percent
--------------------------------------------------------------------------------
2.500% to 2.749%                                1         $400,000         0.00%
2.750% to 2.999%                                1          624,800          0.1
3.000% to 3.249%                                1          388,379            0
3.250% to 3.499%                                3        1,310,656          0.2
3.500% to 3.749%                                2        1,292,100          0.2
3.750% to 3.999%                               10        5,166,816          0.6
4.000% to 4.249%                               44       22,827,489          2.8
4.250% to 4.499%                               80       44,974,753          5.6
4.500% to 4.749%                              188      105,328,022         13.1
4.750% to 4.999%                              473      257,579,160           32
5.000% to 5.249%                              449      230,117,222         28.6
5.250% to 5.499%                              227      115,214,740         14.3
5.500% to 5.749%                               36       18,082,938          2.2
5.750% to 5.999%                                2        1,293,050          0.2
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

--------------------------------------------------------------------------------
Remaining Terms to Stated Maturity          Count          Balance      Percent
--------------------------------------------------------------------------------
240                                             1         $460,000         0.10%
344                                             1          359,426            0
345                                             2          856,132          0.1
355                                             2          849,894          0.1
356                                             2          910,314          0.1
357                                             9        4,874,232          0.6
358                                            12        6,147,150          0.8
359                                           120       60,249,801          7.5
360                                         1,368      729,893,177         90.7
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio                Count          Balance      Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                             101      $63,229,821         7.90%
50.001% to 60.000%                            144       84,033,570         10.4
60.001% to 70.000%                            304      178,573,509         22.2
70.001% to 75.000%                            183      106,132,642         13.2
75.001% to 80.000%                            757      361,118,967         44.9
80.001% to 85.000%                              7        2,801,356          0.3
85.001% to 90.000%                             10        4,003,137          0.5
90.001% to 95.000%                             10        3,817,125          0.5
95.001% to 100.000%                             1          890,000          0.1
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


8. FICO Score

--------------------------------------------------------------------------------
FICO Score                                  Count          Balance      Percent
--------------------------------------------------------------------------------
N/A                                             6       $2,590,152         0.30%
600 to 619                                      1          400,000            0
620 to 649                                     37       18,619,479          2.3
650 to 679                                     90       48,077,500            6
680 to 719                                    392      205,003,453         25.5
720 to 759                                    467      252,223,982         31.3
760 to 849                                    524      277,685,560         34.5
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


9. Geographic Areas

--------------------------------------------------------------------------------
Geographic Areas                            Count          Balance      Percent
--------------------------------------------------------------------------------
AL                                              1         $524,384         0.10%
AR                                              3        1,318,108          0.2
AZ                                             21       10,832,836          1.3
CA                                            792      427,673,392         53.2
CO                                             32       18,394,127          2.3
CT                                             16        9,471,687          1.2
DC                                             11        5,902,991          0.7
FL                                             21       10,183,724          1.3
GA                                             12        6,715,663          0.8
HI                                              1        1,000,000          0.1
IA                                              3        1,688,400          0.2
ID                                              2          968,000          0.1
IL                                             56       28,123,099          3.5
IN                                              1          543,200          0.1
KS                                              3        2,158,000          0.3
KY                                              3        1,434,969          0.2
MA                                             49       26,859,268          3.3
MD                                             65       31,793,110            4
ME                                              1          487,500          0.1
MI                                             19        9,569,159          1.2
MN                                             34       17,335,252          2.2
MO                                              5        2,411,176          0.3
MS                                              2        1,197,000          0.1
MT                                              1          550,000          0.1
NC                                             19       10,394,667          1.3
NE                                              1          399,449            0
NH                                              2        1,184,400          0.1
NJ                                             59       32,482,610            4
NM                                              3        1,457,752          0.2
NV                                             17        8,230,340            1
NY                                             45       28,221,802          3.5
OH                                             12        5,603,759          0.7
OR                                              7        3,461,536          0.4
PA                                             20        9,365,379          1.2
SC                                             15        6,856,236          0.9
TN                                              2          749,527          0.1
TX                                             21       12,098,421          1.5
UT                                              1        1,000,000          0.1
VA                                             97       45,487,189          5.7
WA                                             36       17,976,672          2.2
WI                                              5        2,095,344          0.3
WY                                              1          400,000            0
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


10. Index

--------------------------------------------------------------------------------
Index                                       Count          Balance      Percent
--------------------------------------------------------------------------------
1CM                                         1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


11. Gross Margin

--------------------------------------------------------------------------------
Gross Margin                                Count          Balance      Percent
--------------------------------------------------------------------------------
2.25%                                           1         $386,289         0.00%
2.75%                                       1,516      804,213,837          100
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


12. Rate Ceiling

--------------------------------------------------------------------------------
Rate Ceiling                                Count          Balance      Percent
--------------------------------------------------------------------------------
7.500% to 7.999%                                2       $1,024,800         0.10%
8.000% to 8.499%                                4        1,699,035          0.2
8.500% to 8.999%                               12        6,458,916          0.8
9.000% to 9.499%                              124       67,802,242          8.4
9.500% to 9.999%                              661      362,907,182         45.1
10.000% to 10.499%                            676      345,331,962         42.9
10.500% to 10.999%                             38       19,375,988          2.4
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


13. Months to First Adjustment Date

--------------------------------------------------------------------------------
Months to First Adjustment Date             Count          Balance      Percent
--------------------------------------------------------------------------------
44                                              1         $359,426         0.00%
45                                              2          856,132          0.1
55                                              2          849,894          0.1
56                                              2          910,314          0.1
57                                              9        4,874,232          0.6
58                                             12        6,147,150          0.8
59                                            120       60,249,801          7.5
60                                          1,270      680,813,875         84.6
61                                             99       49,539,302          6.2
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


14. Delinquency

--------------------------------------------------------------------------------
Delinquency                                 Count          Balance      Percent
--------------------------------------------------------------------------------
Current                                     1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


15. Property Type

--------------------------------------------------------------------------------
Property Type                               Count          Balance      Percent
--------------------------------------------------------------------------------
Single Family Detached                      1,263     $682,258,689        84.80%
Low-rise Condominium                          185       85,892,598         10.7
High-rise Condominium                          43       22,334,231          2.8
Multi-family - 2 Units                         11        6,619,150          0.8
Planned Unit Development                        9        3,963,219          0.5
Co-op                                           6        3,532,239          0.4
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


16. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                              Count          Balance      Percent
--------------------------------------------------------------------------------
Primary Residence                           1,426     $758,275,350        94.20%
Second Home                                    91       46,324,776          5.8
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


17. Purpose

--------------------------------------------------------------------------------
Purpose                                     Count          Balance      Percent
--------------------------------------------------------------------------------
Purchase                                    1,023     $537,748,242        66.80%
Rate-Term Refinance                           361      199,842,261         24.8
Cash-Out Refinance                            133       67,009,623          8.3
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


18. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                          Count          Balance      Percent
--------------------------------------------------------------------------------
Full Documentation                            985     $534,870,801        66.50%
Asset Only                                    443      225,113,383           28
No Doc                                         55       24,835,687          3.1
Income Only                                    34       19,780,255          2.5
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


19. Interest Only

--------------------------------------------------------------------------------
Interest Only                               Count          Balance      Percent
--------------------------------------------------------------------------------
Y                                           1,118     $606,797,951        75.40%
N                                             399      197,802,175         24.6
--------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126       100.00%
--------------------------------------------------------------------------------


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